Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0246%


        Excess Protection Level
        3 Month Average   6.01%
          November, 1999   5.90%
          October, 1999   6.22%
          September, 1999   5.90%


        Cash Yield                                  18.33%


        Investor Charge Offs                         4.89%


        Base Rate                                    7.54%


        Over 30 Day Delinquency                      5.02%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $48,461,894,441.68


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,130,074,923.19